CNA Financial Corporation Second Quarter 2025 Results August 4, 2025

Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at www.cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (www.cna.com) and at the SEC's website (www.sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2025 CNA. All rights reserved. 2 Notices and Disclaimers

• Net income of $299 million versus $317 million in the prior year quarter; core income up 3% to $335 million versus $326 million in the prior year quarter. • P&C core income of $448 million versus $380 million, reflects higher net investment income and improved current accident year underwriting results. • Life & Group core income of $1 million versus core loss of $1 million in the prior year quarter. • Corporate & Other core loss of $114 million versus $53 million in the prior year quarter. The current year quarter includes an $88  million after-tax charge related to unfavorable prior period development associated with legacy mass tort compared with a $28 million after-tax charge in the second quarter of 2024. • Net investment income up 7% to $662 million pretax, reflects a $22 million increase from fixed income securities and other investments to $562 million and a $22 million increase from limited partnerships and common stock to $100 million. • P&C combined ratio of 94.1%, compared with 94.8% in the prior year quarter, including 2.4 points of catastrophe loss impact compared with 3.5 points in the prior year quarter. • Catastrophe losses of $62 million pretax versus $82 million in the prior year quarter. • P&C underlying combined ratio was 91.7%, compared with 91.6% in the prior year quarter. P&C underlying loss ratio was 61.5% and the expense ratio was 29.8%. • P&C segments, excluding third party captives, generated gross written premium growth of 5% and net written premium growth of 6%. P&C renewal premium change of +5%, with written rate of +3% and exposure change of +1%. • Book value per share of $39.39; book value per share excluding AOCI of $45.25, a 4% increase from year-end 2024 adjusting for $2.92 of dividends per share paid. • Board of Directors declares regular quarterly cash dividend of $0.46 per share. 3 Second Quarter Overview

4 (In millions, except ratios and per share data) Second Quarter Year to Date 2025 2024 Change 2025 2024 Change Revenues $3,717 $3,519 6% $7,344 $6,963 5 % Core income 335 326 3% 616 681 (10) % Net income 299 317 (6) % 573 655 (13) % Diluted earnings per common share: Core income $1.23 $1.19 3% $2.26 $2.50 (10) % Net income 1.10 1.17 (6) % 2.10 2.40 (13) % Core ROE 11.0% 10.6% 0.4 pts 10.0% 10.9% (0.9) pts Continued strong underwriting and investment results deliver growth in core income Financial Performance

5 (In millions, except ratios) Second Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $3,353 $3,203 $6,495 $6,139 GWP change (% year over year) 5% 6 % Net written premium $2,846 $2,674 $5,452 $5,064 NWP change (% year over year) 6% 8 % Net earned premium $2,588 $2,389 $5,108 $4,720 NEP change (% year over year) 8% 8 % Underwriting gain $150 $124 $190 $250 Loss ratio 63.9% 63.8% 65.8% 63.9 % Less: Effect of catastrophes impacts 2.4% 3.5% 3.1% 3.6 % Less: Effect of (favorable) unfavorable development-related items — % (0.3) % 1.2% (0.3) % Underlying loss ratio 61.5% 60.6% 61.5% 60.6 % Expense ratio 29.8% 30.7% 30.1% 30.4 % Combined ratio 94.1% 94.8% 96.3% 94.7 % Underlying combined ratio 91.7% 91.6% 92.0% 91.4 % Property & Casualty Operations Excellent underwriting results driven by lower catastrophe losses and expense ratio

6 Property & Casualty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 4% 4% 3% 3% 4% 3% 6% 5% 5% 4% 6% 5% 85% 85% 85% 86% 86% 83% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $2,936 $3,203 $2,825 $3,230 $3,142 $3,353 New Business ($M) $529 $595 $547 $591 $565 $645 Specialty Rate 2% —% —% 1% 3% 3% Retention 88% 90% 89% 89% 89% 86% Commercial Rate 6% 7% 6% 6% 6% 5% Retention 85% 84% 84% 84% 84% 81% International Rate 1% —% (2)% (3)% (2)% (4)% Retention 82% 80% 82% 85% 85% 86% Property & Casualty Operations Metrics New business up 8% while managing rate / retention dynamic across the portfolio

7 (In millions, except ratios) Second Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $1,013 $984 $1,943 $1,864 GWP change (% year over year) 3% 4 % Net written premium $892 $857 $1,734 $1,649 NWP change (% year over year) 4% 5 % Net earned premium $862 $831 $1,692 $1,645 NEP change (% year over year) 4% 3 % Underwriting gain $53 $60 $95 $136 Loss ratio 60.1% 59.2% 60.7% 58.9 % Less: Effect of catastrophes impacts — % — % — % — % Less: Effect of (favorable) unfavorable development-related items — % (0.4) % 0.6% (0.5) % Underlying loss ratio 60.1% 59.6% 60.1% 59.4 % Expense ratio 33.2% 33.2% 33.3% 32.5 % Combined ratio 93.6% 92.7% 94.3% 91.7 % Underlying combined ratio 93.6% 93.1% 93.7% 92.2 % Specialty Continued solid underwriting results

8 Specialty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 —% —% 3% 1% 2% 3% 4% 4% 88% 90% 89% 89% 89% 86% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $880 $984 $982 $1,049 $930 $1,013 New Business ($M) $94 $118 $129 $121 $112 $122 FI & Mgmt Liability Rate (3)% (6)% (5)% (4)% (1)% 1% Retention 90% 92% 91% 89% 89% 84% Affinity Professional E&O Rate 2% 3% 2% 3% 2% 3% Retention 92% 92% 91% 93% 93% 92% Medical Malpractice Rate 7% 9% 7% 9% 7% 8% Retention 80% 85% 83% 84% 85% 85% Surety Net Written Premiums $184 $175 $176 $157 $204 $182 Warranty & Alt. Risks Revenues $461 $459 $452 $443 $445 $446 2% 3%1% 3% Specialty Production Metrics Executing on underwriting discipline with financial lines rate turning positive

9 (In millions, except ratios) Second Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $1,903 $1,802 $3,742 $3,484 GWP change (% year over year) 6% 7 % Net written premium $1,563 $1,458 $3,061 $2,796 NWP change (% year over year) 7% 9 % Net earned premium $1,402 $1,247 $2,782 $2,449 NEP change (% year over year) 12% 14 % Underwriting gain $74 $39 $57 $68 Loss ratio 67.1% 68.0% 70.0% 68.4 % Less: Effect of catastrophes impacts 4.2% 6.1% 5.2% 6.4 % Less: Effect of (favorable) unfavorable development-related items — % (0.1) % 1.9% — % Underlying loss ratio 62.9% 62.0% 62.9% 62.0 % Expense ratio 27.2% 28.5% 27.4% 28.4 % Combined ratio 94.8% 97.0% 97.9% 97.3 % Underlying combined ratio 90.6% 91.0% 90.8% 90.9 % Commercial Excellent underwriting results driven by lower catastrophe losses and expense ratio

10 Commercial Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 6% 7% 6% 6% 6% 5% 8% 7% 8% 7% 7% 6% 85% 84% 84% 84% 84% 81% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $1,682 $1,802 $1,538 $1,794 $1,839 $1,903 New Business ($M) $367 $405 $345 $395 $370 $420 Middle Market Rate 5% 5% 4% 4% 4% 4% Retention 83% 84% 85% 84% 84% 81% Construction Rate 8% 9% 9% 9% 9% 10% Retention 86% 87% 84% 86% 82% 81% National Accounts Rate 8% 7% 6% 6% 5% —% Retention 87% 83% 85% 84% 88% 83% Small Business Rate 3% 4% 4% 5% 5% 4% Retention 81% 79% 80% 81% 82% 80% Marine / Other Net Written Premium $104 $116 $95 $94 $111 $115 Commercial Production Metrics Achieving strong rate and improved terms & conditions on liability coverages, while national accounts property rate softened

1 Excluding currency fluctuations, GWP grew 3% for the second quarter and 4% year to date. NWP grew 7% for the second quarter and year to date. 11 (In millions, except ratios) Second Quarter Year to Date 2025 2024 2025 2024 Gross written premium $437 $417 $810 $791 GWP change (% year over year)1 5% 2 % Net written premium $391 $359 $657 $619 NWP change (% year over year)1 9% 6 % Net earned premium $324 $311 $634 $626 NEP change (% year over year) 4% 1 % Underwriting gain $23 $25 $38 $46 Loss ratio 59.9% 59.1% 61.0% 59.6 % Less: Effect of catastrophes impacts 1.4% 2.0% 2.5% 2.0 % Less: Effect of (favorable) unfavorable development-related items — % (1.0) % — % (0.5) % Underlying loss ratio 58.5% 58.1% 58.5% 58.1 % Expense ratio 32.9% 32.8% 33.0% 33.0 % Combined ratio 92.8% 91.9% 94.0% 92.6 % Combined ratio excl. catastrophes and development 91.4% 90.9% 91.5% 91.1 % International NWP growth ex. currency fluctuations of 7% with consistently profitable results

12 Life & Group Current quarter and year to date reflect favorable persistency partially offset by lower investment income (In millions) Second Quarter Year to Date 2025 2024 2025 2024 Net earned premiums $106 $109 $212 $219 Total claims, benefits and expenses 345 355 675 696 Net investment income 235 239 461 470 Core loss before income tax (4) (7) (2) (7) Income tax benefit 5 6 9 11 Core income (loss) $1 ($1) $7 $4

Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 4.8% 4.8% 4.8% 4.8% 4.9% Fixed Income Effective Yield (Pretax) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 78 80 94 54 100 3.1% 3.1% 3.5% 2.0% 3.6% Limited Partnership & Common Stock Return (Pretax) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $M $M $M 13 Pretax Net Investment Income Strong contributions from fixed income and limited partnerships • Net investment income is up 7% year-over-year • Fixed income, up 5% year-over-year, benefited from strong operating cash flows and the continued impact of favorable reinvestment rates • Solid limited partnership and common stock returns in the quarter; trailing twelve month return of 13% 618 626 644 604 662 520 525 529 530 544

6% 4% 3% 2% 2% 1% 14 Life & Group 9.8 yrs P&C and Corporate 4.5 yrs Total 6.3 yrs 1 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. AA 16% A 25% BBB 40% Corporate & Other 53% Municipals 15% Other ABS 7% RMBS 7% AAA 1 15% Non-IG 4% LPs & Common Stock Short Term & Other CMBS Mortgage Loans Other Fixed Income Preferred Stock Effective Portfolio Duration • 88% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Duration well matched with insurance liabilities • Net unrealized loss improved from year-end driven by lower risk-free rates Fixed Maturities by Rating Portfolio Composition Highlights High quality, diversified and liquid investment portfolio Investment Portfolio

Capital • Financial strength ratings from all four rating agencies have been affirmed since August 2024 • Moody’s and AM Best maintain positive outlooks; S&P and Fitch maintain stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex. AOCI increased 4% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Next debt maturity of $500M in the first quarter of 2026 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations (In millions, except per share data) Jun 30, 2025 Dec 31, 2024 Debt $2,975 $2,973 Stockholders' equity 10,661 10,513 Total capital $13,636 $13,486 AOCI (1,586) (1,991) Capital ex. AOCI $15,222 $15,477 BVPS ex. AOCI $45.25 $46.16 Dividends per share (YTD) $2.92 $3.76 Debt-to-capital 21.8% 22.0 % Debt-to-capital ex. AOCI 19.5% 19.2 % Statutory surplus 11,203 $11,165 Holding company liquidity 1 $833 $1,207 15 1 Includes $250 million available under credit facility Financial Strength Conservative capital and debt profile support business objectives

APPENDIX 16

Results for the Three Months Ended June 30 Results for the Six Months Ended June 30 (In millions) 2025 2024 2025 2024 Net income $299 $317 $573 $655 Less: Net investment losses (36) (9) (43) (26) Core income $335 $326 $616 $681 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate our primary operations. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended June 30 Results for the Six Months Ended June 30 2025 2024 2025 2024 Net income per diluted share $1.10 $1.17 $2.10 $2.40 Less: Net investment losses (0.13) (0.02) (0.16) (0.10) Core income per diluted share $1.23 $1.19 $2.26 $2.50 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 17 Reconciliation of Net Income (Loss) to Core Income (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

18 Results for the Three Months Ended June 30, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 165 $ 199 $ 53 $ 417 Net investment losses, after tax 12 19 — 31 Core income $ 177 $ 218 $ 53 $ 448 Less: Net investment income 170 206 38 414 Non-insurance warranty revenue (expense) 14 — — 14 Other revenue (expense), including interest expense (11) (5) 10 (6) Income tax expense on core income (49) (57) (18) (124) Underwriting gain 53 74 23 150 Effect of catastrophe losses — 57 5 62 Effect of unfavorable development-related items — 1 — 1 Underlying underwriting gain $ 53 $ 132 $ 28 $ 213 Reconciliation of Net Income (Loss) to Underwriting Gain (Loss) and Underlying Underwriting Gain (Loss) Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and insurance related administrative expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting results excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. Reconciliation of GAAP Measures to Non-GAAP Measures

19 Results for the Three Months Ended June 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 164 $ 160 $ 45 $ 369 Net investment losses (gains), after tax 5 7 (1) 11 Core income $ 169 $ 167 $ 44 $ 380 Less: Net investment income 154 175 32 361 Non-insurance warranty revenue (expense) 16 — — 16 Other revenue (expense), including interest expense (14) (3) (1) (18) Income tax expense on core income (47) (44) (12) (103) Underwriting gain 60 39 25 124 Effect of catastrophe losses — 76 6 82 Effect of favorable development-related items (3) — (3) (6) Underlying underwriting gain $ 57 $ 115 $ 28 $ 200 Reconciliation of GAAP Measures to Non-GAAP Measures

20 Results for the Six Months Ended June 30, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 314 $ 323 $ 91 $ 728 Net investment losses (gains), after tax 13 19 (1) 31 Core income $ 327 $ 342 $ 90 $ 759 Less: Net investment income 321 383 72 776 Non-insurance warranty revenue (expense) 26 — — 26 Other revenue (expense), including interest expense (25) (7) 11 (21) Income tax expense on core income (90) (91) (31) (212) Underwriting gain 95 57 38 190 Effect of catastrophe losses — 143 16 159 Effect of unfavorable development-related items 10 53 — 63 Underlying underwriting gain $ 105 $ 253 $ 54 $ 412 Reconciliation of GAAP Measures to Non-GAAP Measures

21 Results for the Six Months Ended June 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 331 $ 304 $ 82 $ 717 Net investment losses (gains), after tax 15 21 (1) 35 Core income $ 346 $ 325 $ 81 $ 752 Less: Net investment income 304 351 63 718 Non-insurance warranty revenue (expense) 29 — — 29 Other revenue (expense), including interest expense (28) (7) (3) (38) Income tax expense on core income (95) (87) (25) (207) Underwriting gain 136 68 46 250 Effect of catastrophe losses — 158 12 170 Effect of favorable development-related items (8) — (3) (11) Underlying underwriting gain $ 128 $ 226 $ 55 $ 409 The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 5, 7, 9 and 11, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio Reconciliation of GAAP Measures to Non-GAAP Measures

June 30, 2025 December 31, 2024 Book value per share $39.39 $38.82 Less: Per share impact of AOCI (5.86) (7.34) Book value per share excluding AOCI $45.25 $46.16 Book value per share excluding AOCI allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended June 30 Results for the Three Months Ended June 30 ($ millions) 2025 2024 2025 2024 Annualized net income $1,195 $1,270 $1,145 $1,311 Average stockholders' equity including AOCI (a) 10,470 9,768 10,587 9,883 Return on equity 11.4% 13.0% 10.8% 13.3 % Annualized core income $1,340 $1,303 $1,233 $1,361 Average stockholders' equity excluding AOCI (a) 12,156 12,328 12,375 12,493 Core return on equity 11.0% 10.6% 10.0% 10.9 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 22 Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI Reconciliation of GAAP Measures to Non-GAAP Measures